Exhibit 13.1

CERTIFICATION
Pursuant to 18 United States Code § 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

          The undersigned hereby certify that the Annual Report on Form 20-F for the fiscal year ended January 31, 2009 of PolyMet Mining Corp. (the “Company”) filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 30, 2009	By:	/s/ Joseph Scipioni

	Name:	Joseph Scipioni

	Title:	Chief Executive Officer (Principal Executive Officer

Date: April 30, 2009	By:	/s/ Douglas Newby

	Name:	Douglas Newby

	Title:	Chief Financial Officer (Principal Financial Officer)